Exhibit 99.1

Developing Communities Since 1929 NYSE LEV May 2004

Except for historical information contained herein, the matters discussed in this presentation contain forward- looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of Levitt Corporation ("Levitt") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control. FORWARD LOOKING STATEMENTS These include, but are not limited to, risks and uncertainties associated with: The impact of economic, competitive and other factors affecting the companies and their operations, markets and products; Risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; and The availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations. The foregoing factors are not exclusive and reference is also made to other risks and factors detailed in reports filed by Levitt with the Securities and Exchange Commission.

America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

THE LEVITT BRAND Building a Proud Legacy

Assets $419 Million Shareholder Equity $138 Million Market Capitalization $363 Million Note: Assets and shareholders' equity as of 3/31/04 Market capitalization as of 3/31/04 KEY HIGHLIGHTS

KEY FINANCIAL HIGHLIGHTS 2002 vs. 2003 Q1 '03 vs. Q1 '04 Revenue Up 36.4% Up 86.4% Net Income Up 37.5% Up 296.3% Diluted EPS Up 36.2% Up 295.5%

NET INCOME (DOLLARS IN MILLIONS) 1999 2000 2001 2002 2003 3 mos. '03 3 mos. '04 4.03 6.96 7.52 19.51 26.8 3.3 13.1 Compound Growth 61% 296%

LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

HOMEBUILDING DIVISION A LEADER IN ACTIVE ADULT COMMUNITIES

FLORIDA HOUSING UNIT ADDITIONS # 1 STATE FOR 2003 1. Florida 155,052 Source: U.S. Census Bureau 2 3 5 4 Estimated 330,000 people moved to Florida in 2003

HOMEBUILDING DIVISION Currently developing 11 communities in Florida Excludes Joint Ventures

HOMEBUILDING DIVISION Jacksonville Atlanta Memphis

TOTAL REVENUES SALE OF HOMES (DOLLARS IN MILLIONS) 2000 2001 2002 2003 3 mos. '03 3 mos. '04 84.3 117.7 162.4 222.3 37.6 78.7 Compound Growth 38% 109%

2000 2001 2002 2003 3 mos. '03 3 mos. '04 Levitt and Sons 441 597 740 1011 162 341 DELIVERIES (HOUSING UNITS) $195,000 $219,000 $220,000 $190,000 Average Sales Price 110% Excludes Joint Ventures Compound Growth 32% $231,000 $232,000

2000 2001 2002 2003 3 mos. '03 3 mos. '04 Levitt and Sons 114.62 146.87 204.73 513.44 101.4 130.1 NEW SALES CONTRACTS (DOLLARS IN MILLIONS) Units 595 694 980 2,240 28% Excludes Joint Ventures Compound Growth 65% 474 467

2000 2001 2002 2003 3/31/2003 3/31/2004 Levitt and Sons 94.75 125.04 167.53 458.77 231.32 510.2 BACKLOG OF SIGNED CONTRACTS (DOLLARS IN MILLIONS) Units 487 584 824 2,053 Compound Growth 69% Excludes Joint Ventures 2,186 1,129

LAND DIVISION Developer of Master Planned Communities Residential tracts delivered to Levitt and Sons and independent builders Independent builders include Lennar, Pulte and Toll Brothers

LAND DIVISION

4,600 Acre Master Planned Community 6th fastest selling Master Planned Community in USA in 2003* Location of PGA Golf Course Location of New York Mets spring training stadium * Source: Robert Charles Lesser & Co. Florida

9,000 Acre Master Planned Community 5 miles frontage on Interstate 95 Expected to include over 15,000 residential units Expected to include over 6.0 million square feet of commercial space

1999 2000 2001 2002 2003 3/31/2003 3/31/2004 154.83 168.86 196.16 295.46 392.9 321.4 418.7 TOTAL CONSOLIDATED ASSETS (DOLLARS IN MILLIONS) Compound Growth 26%

1999 2000 2001 2002 2003 3/31/2003 3/31/2004 55.55 62.51 70.03 107.53 125.6 111.23 138.24 SHAREHOLDER'S EQUITY (DOLLARS IN MILLIONS) Compound Growth 22.6%

1999 2000 2001 2002 2003 3 mos. '03 3 mos. '04 18.5 105.99 144.25 209.4 285.5 53.4 99.5 CONSOLIDATED REVENUE (DOLLARS IN MILLIONS) Compound Growth 98% 86%

1999 2000 2001 2002 2003 3 mos. '04* 0.08 0.118 0.114 0.22 0.2301 0.396 RETURN ON AVERAGE EQUITY (AFTER TAX) * Annualized

Over 95% of homes are pre-sold before construction begins Unsold inventory represents approximately 5% of starts Customer deposits Range from 5%-10% of sale price Leads to low cancellation rate, minimized discounts and strong backlog CONSERVATIVE RISK MANAGEMENT

Cash Sale Mortgage Financing 0.401 0.599 CASH VS. MORTGAGE SALES* Cash Financed *For the year ended 2003

2001 2002 2003 3 mos. '03 3 mos. '04 0.187 0.191 0.221 0.225 0.219 HOME SALES MARGIN

2001 2002 2003 3 mos. '04 0.51 0.467 0.43 0.588 LAND DIVISION MARGIN

1999 2000 2001 2002 2003 3/31/2004 1.42 1.26 1.32 1.37 1.39 1.25 DEBT-TO-EQUITY RATIO

1999 2000 2001 2002 2003 3/31/2004 0.489 0.411 0.423 0.515 0.461 0.408 NET DEBT-TO-CAPITAL RATIO

Future Residential Units Homebuilding Division 7,000 Land Division 15,000 (approx.) Total Units 22,000 *As of 3/31/04 CURRENT LAND INVENTORY

Acres Average Cost Owned 4,574 $ 9,531 per acre Under Contract 4,456 $18,088 per acre 9,030 $13,754 *As of 3/31/04 LAND DIVISION LAND INVENTORY - ECONOMICS

SUMMARY FINANCIAL RESULTS (DOLLARS IN MILLIONS) 2000 2003 Total Assets 169 393 32.5% 2000 2003 Shareholder Equity 63 126 34.7% 2000 2003 Backlog 95 459 2000 2003 Net Income 7 27 56.8% 2000 2003 Shareholder Equity 106 286 39.1% 69.2%

Strong legacy and powerful brand Florida is the 2nd fastest growing housing market in the US Experienced management in place for future growth Systematized customization and buyer choice Accomplished developer of master-planned communities Strong land position Exceptional growth and profitability Key Considerations (NYSE: LEV)

Developing Communities Since 1929

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